UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) AUGUST 15, 2005

                           HEARTSTAT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-50993              20-1680252
(State or other jurisdiction of     (Commission           (IRS Employer
        incorporation)              File Number)        Identification No.)

             530 WILSHIRE BLVD, #304 SANTA MONICA, CALIFORNIA 90401
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (310) 451-7400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of August 15, 2005, the registrant entered into an Asset Transfer Agreement pursuant to which it proposes to transfer the HeartSTAT Technology and related intellectual property and assets to HeartSTAT, Inc., a Delaware corporation, free of any royalty obligations. Upon closing, the registrant will receive from HeartSTAT, Inc. a $70,000 promissory note and 133,207 shares of common stock of HeartSTAT, Inc. In addition, holders of 20,000,000 of the registrant's outstanding shares of common stock have agreed to relinquish their shares and Ted W. Russell, a former officer and director of the registrant who is the Chief Executive Officer of HeartSTAT, Inc., has agreed to release the registrant from payment of all amounts owed to him. Closing of the transaction is subject to the completion and satisfaction of various conditions precedent.

This summary description of the transaction described by the Asset Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and other documents that are filed as Exhibits hereto.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of August 15, 2005, Garrett K. Krause was elected as the Chairman and Chief Executive Officer of the registrant. Since 1992, Mr. Krause has been the Managing Director of eAngels Equity, LLC, an angel investor network, based in Miami, Florida. eAngels Equity, LLC participates in the investment in the real estate, financial services, media, entertainment, and technology industries. Mr. Krause studied finance at University of Calgary before starting his private investment and entrepreneurial ventures.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-K NUMBER                             DOCUMENT

   10.1 Asset Purchase Agreement dated as of August 15, 2005, by and between HeartSTAT, Inc., Ted W. Russell, and HeartSTAT Technology, Inc.*

   10.2       Escrow Agreement dated as of August 15, 2005*

------------------------
*To be filed by amendment


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEARTSTAT TECHNOLOGY, INC.


August 19, 2005                       By:      /s/ GARRETT K. KRAUSE
                                         --------------------------------------
                                            Garrett K. Krause
                                            Chief Executive Officer















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